                                                                     Exhibit 4.1


   NUMBER                                                             SHARES
CLC                     CollegeLink.com Incorporated

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE IN                           CUSIP  194535 10 0
    DENVER, CO OR NEW YORK, NY
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



THIS CERTIFIES THAT





Is The Owner of




    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                          CollegeLink.com Incorporated

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

                          CollegeLink.com Incorporated
/s/ Veronica G. Szewc                                     /s/ Richard A. Fisher
                                   CORPORATE
     SECRETARY                       SEAL                  CHAIRMAN OF THE BOARD
                                     1999

                                   DELAWARE



Countersigned and Registered:


                   American Securities Transfer & Trust, Inc.
                        P.O. Box 1596, Denver, CO 80201


--------------------------------------------------------------------------------
Transfer Agent and Registrar                               Authorized Signature




                                      -4-
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                          CollegeLink.com Incorporated

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT- ........Custodian..........
     TEN ENT - as tenants by the entireties                           (Cust)           (Minor)
     JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
               survivorship and not as tenants                       Act..........................
               in common                                                        (State)

     Additional abbreviations may also be used though not in the above list

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For Value Received, ____________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated ________________

                              __________________________________________________

                              __________________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.